UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2021

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 1400

  Minnetonka, MN   55305

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 453-4100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange

8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange

7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange

7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 13, 2021, Two Harbors Investment Corp. (the “Company”) filed a new prospectus supplement with the Securities and Exchange Commission (the “SEC”) relating to the offer and sale of shares of common stock not yet sold under the Company’s existing at-the-market equity offering program (the “ATM Program”). The new prospectus supplement was filed as a result of the Company’s filing with the SEC on February 26, 2021 of a new shelf registration statement on Form S-3 (File No. 333-253606), which replaced the Company’s previously filed shelf registration statement.

On August 13, 2021 the Company also entered into an Amended and Restated Equity Distribution Agreement (the “Restated Agreement”) with Credit Suisse Securities (USA) LLC (the “Placement Agent”), which provides, among other matters, that any offers and sales of shares of the Company’s common stock under the existing ATM Program shall be made pursuant to the new prospectus supplement. As of the date of the Restated Agreement, 31,302,700 shares of the Company’s common stock remain available for offer and sale from time to time pursuant to the ATM Program.

The foregoing description of the Restated Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Restated Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description

1.1	Amended and Restated Equity Distribution Agreement, dated August 13, 2021, by and among the Company and the Placement Agent.*

5. 1	Legal Opinion of Stinson LLP (including consent of such firm).*

23.1	Consent of Stinson LLP (included in Exhibit 5.1).*

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
General Counsel and Secretary

Date: August 13, 2021

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